UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

ANN INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10738	13-3499319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square

New York, New York 10036

(Address, including Zip Code, of Registrant’s Principal Executive Offices)

(212) 541-3300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Names or Former Addresses, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 30, 2013, at the 2013 Annual Meeting of Stockholders of ANN INC. (the “Company”), the Company’s stockholders approved certain amendments to the Company’s 2003 Equity Incentive Plan, as amended (the “2003 Plan”) including: (1) increasing the overall number of shares available for awards under the 2003 Plan by 1,674,432 shares of common stock to a total of 3,425,000 awards that may be granted under the 2003 Plan and (2) extending the term of the 2003 Plan by ten years.

A description of the material terms of the 2003 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 11, 2013 and is incorporated by reference herein. The description of the material terms of the 2003 Plan is not intended to be complete and is qualified in its entirety by the full text of the 2003 Plan, a copy of which is attached as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As discussed in Item 5.02 above, the 2013 Annual Meeting of Stockholders of the Company was held on May 30, 2013. The following matters were voted upon by the Company’s stockholders at the meeting:

1.	Election of Class I Directors.

Name	For	Against	Abstained	Broker Non-Votes
Michael C. Plansky	40,208,250	92,322	3,684	2,686,905
Daniel W. Yih	40,088,160	212,442	3,654	2,686,905

2.	Approval, by non-binding, advisory vote, of the Company’s executive compensation.

For	Against	Abstained	Broker Non-Votes
36,519,123	3,320,098	465,035	2,686,905

3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2013.

For	Against	Abstained
41,904,830	1,079,086	7,245

4.	Approval of amendments to the Company’s Certificate of Incorporation to eliminate the classification of the Board of Directors.

For	Against	Abstained	Broker Non-Votes
40,272,576	24,889	6,791	2,686,905

5.	Approval of amendments to the 2003 Plan.

For	Against	Abstained	Broker Non-Votes
37,067,032	3,219,051	18,173	2,686,905

Item 8.01	Other Events.

As described in Item 5.07 above, at the 2013 Annual Meeting of Stockholders, the Company’s stockholders approved amendments to the Company’s Certificate of Incorporation to eliminate the classification of the Board of Directors. A copy of the Company’s Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Incorporation of the Company, as amended through May 31, 2013.

10.1	ANN INC. 2003 Equity Incentive Plan, as amended through March 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANN INC.

Date: June 4, 2013	By:	/s/ Katherine H. Ramundo
Katherine H. Ramundo
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Incorporation of the Company, as amended through May 31, 2013.

10.1	ANN INC. 2003 Equity Incentive Plan, as amended through March 6, 2013.

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